As filed with the Securities and Exchange Commission on February 27, 2004
                      Registration No. 333-31127/811-8291


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 8


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 9


                             ISI STRATEGY FUND, INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                                 (212) 446-5600

                                 R. Alan Medaugh
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   Copies to:

                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

[X]     immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]     on _________________ pursuant to Rule 485, paragraph (b)(1)
[ ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]     on _________________ pursuant to Rule 485, paragraph (a)(1)
[ ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]     on _________________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: ISI Strategy Fund.

ISI STRATEGY FUND SHARES
535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175

     This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.

     The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy the Fund's shares ("Shares") through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.")


                                TABLE OF CONTENTS

                                                                            PAGE


Investment Summary ............................................................1
Fees and Expenses of the Fund .................................................2
Investment Program ............................................................3
The Fund's Net Asset Value ....................................................4
How to Buy Shares .............................................................4
How to Redeem Shares ..........................................................5
Telephone Transactions ........................................................5
Sales Charges .................................................................6
Dividends and Taxes ...........................................................7
Investment Advisor and Sub-Advisor ............................................7
Other Service Providers .......................................................8
Financial Highlights ..........................................................9
Application..................................................................A-1


               THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER
                APPROVED NOR DISAPPROVED THESE SECURITIES NOR HAS
                 IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is March 1, 2004.

INVESTMENT SUMMARY

OBJECTIVE AND STRATEGIES

     The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of United States issuers and U.S. Treasury securities ("Treasury Securities").


     International Strategy & Investment Inc. ("ISI" or the "Advisor"), the Fund's investment advisor, determines the relative weightings of common stocks and Treasury Securities in the Fund's portfolio and manages the Treasury Securities portion of the portfolio. Edward S. Hyman and R. Alan Medaugh, Chairman and President, respectively of ISI, guide the allocation of the Fund's assets between common stocks and Treasury securities based on ISI's analysis of the pace of the economy and its forecasts for the direction of interest rates and corporate earnings.


     Los Angeles Capital Management and Equity Research, Inc., the Fund's investment sub-advisor ("LA Capital" or the "Sub-Advisor"), selects the Fund's equity investments with a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market as represented by the Wilshire 5000 Index ("Wilshire 5000"). Using this model, LA Capital selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000, plus 1-2%, with volatility that from time-to-time may exceed that of the Index.

RISK PROFILE


     The Fund is suited for you if you are seeking long-term total return through an approach that seeks to moderate risk by balancing investments in common stocks and bonds. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the common stocks and Treasury Securities in the Fund's portfolio.

     GENERAL STOCK RISK. The value of the Fund's equity investments will change in relation to changes in the Wilshire 5000. The value of the common stocks in the Wilshire 5000 will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented by the Wilshire 5000. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in Treasury Securities.


     GENERAL BOND RISK. The value of the Fund's Treasury investments will change in response to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of the Treasury investments.


     ASSET ALLOCATION RISK. Whether or not the Fund benefits from its active allocation strategy will depend on the Advisor's success in assessing economic trends and their impact on financial assets. The Advisor's assessment of market and economic conditions may cause it to invest too much or too little in either stocks or Treasury Securities, which could adversely affect the Fund's performance.


     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

                          For years ended December 31,*

[EDGAR Representation of Bar Chart:
1998 - 18.56%
1999 - 10.00%
2000 - (1.68%)
2001 - (5.72%)
2002 - (12.55%)
2003 - 21.17%]

------------------
* The bar chart does not reflect sales charges or the effect of taxes on distributions. If it did, returns would be less than those shown. Performance would have been lower if certain of the Fund's fees and expenses had not been waived.

     During the period shown in the bar chart, the highest return for a quarter was 12.33% (quarter ended 12/31/98) and the lowest return for a quarter was -10.29% (quarter ended 9/30/02).

     The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Shares for the periods ended December 31, 2003 to the Wilshire 5000 Index. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2003)


                                                                                                SINCE
                                                         1 YEAR           5 YEARS            INCEPTION(1)

RETURN BEFORE TAXES(2)                                   17.53%            0.94%                  3.90%
RETURN AFTER TAXES ON
  DISTRIBUTIONS(2), (3)                                  17.25%            0.00%                  2.87%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF FUND SHARES(2), (4)                                 11.38%            0.30%                  2.77%


-------------------------------------------------------------------------------------------------------------------

WILSHIRE 5000 INDEX(5)                                   31.64%            0.42%                4.05%(6)

------------------

(1)  The Shares' inception date is 9/16/97.
(2) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(3) The Return After Taxes on Distributions assumes that the investor held Shares throughout the period and was taxed on distributions during the period.
(4) The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Shares.
(5) The Wilshire 5000 Index is an unmanaged index that represents the broadest measure of the U.S. equity market. It does not factor in the costs of buying, selling and holding securities - costs that are reflected in the Fund's results. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.
(6)  The Wilshire 5000 Index is calculated from 9/30/97.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)............           3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....................................           None
Maximum Deferred Sales Charge (Load)............................................................           None
Redemption Fee..................................................................................           None
Exchange Fee....................................................................................           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees.................................................................................           0.40%
Distribution and/or Service (12b-1) Fees........................................................           0.25%
Other Expenses..................................................................................           1.14%
                                                                                                           -----
Total Annual Fund Operating Expenses............................................................           1.79%
Less Fee Waivers and Reimbursement of Expenses..................................................          (0.49)%*
                                                                                                           -----
Net Expenses....................................................................................           1.30%
                                                                                                           -----

--------------------------------
* The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.30% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2005 and may be extended.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          1 YEAR      3 YEARS      5 YEARS      10 YEARS
           $428         $800       $1,196        $2,303

     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges"). If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS


     The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks and Treasury Securities.


     The Fund will invest its assets in a ratio of:


o approximately 80% common stocks to 20% Treasury Securities when an aggressive strategy is deemed warranted,

o approximately 60% common stocks to 40% Treasury Securities when a neutral strategy is deemed warranted, and

o    approximately  40%  common  stocks  to  60%  Treasury   Securities  when  a
     conservative strategy is deemed warranted.


     The allocation of the Fund's assets will be reviewed periodically in light of ISI's forecasts and may be changed when ISI determines it appropriate.

     In managing the common stocks in the Fund's portfolio, LA Capital attempts to capture an enhanced return from the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, LA Capital uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, where the model suggests, LA Capital slightly varies sector weightings in an effort to provide enhanced returns. Therefore, LA Capital seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000, plus 1-2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.


     ISI manages the Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. At certain times the average maturity of the Treasury securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).


     An investment in the Fund involves risk. Common stocks are subject to market risks that may cause their prices to fluctuate over time. The prices of common stocks are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Because the equity investments of the Fund approximate the market capitalization and sector weightings of the Wilshire 5000, their value will be affected by changes in the Wilshire 5000.


     Treasury Securities are subject to interest rate risk. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. This is especially true for Treasury securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity).


     To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in money market instruments and U.S.

Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

     The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the outstanding Shares.

     In valuing its assets, the Fund prices its investments at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

     You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

     The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in a pattern of "market timing" or other frequent purchases and sales.


CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in our sole discretion, your application will be rejected.

Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

The Fund will try to verify your identity within a time frame established in our sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and will be subject to any related taxes.

     The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

INVESTMENT MINIMUMS

     Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA) or a qualified retirement plan. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA) or a qualified retirement plan. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan

AUTOMATIC  INVESTING  PLAN

     The Automatic Investing Plan is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN

     Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

     You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.

     Your securities dealer, your servicing agent or the Transfer Agent may require specific documents before they redeem your Shares such as those listed below:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) In certain circumstances, a guarantee of your signature. You can obtain one from most banks or securities dealers, but not from a notary.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. If you recently purchased your Shares by check, redemption proceeds may not be available until your check has cleared.

     SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice.

     REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

     SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

     If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

PURCHASE PRICE

     The price you pay to buy Shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                                            SALES CHARGE AS % OF
                                                                          NET
                                                        OFFERING         AMOUNT
AMOUNT OF PURCHASE                                        PRICE         INVESTED
------------------                                      --------        --------
Less than    $     100,000 .........................       3.00%          3.09%
$  100,000 - $   249,999 ...........................       2.50%          2.56%
$  250,000 - $   499,999 ...........................       2.00%          2.04%
$  500,000 - $   999,999 ...........................       1.50%          1.52%
$1,000,000 - $1,999,999 ............................       0.75%          0.76%
$2,000,000 - $2,999,999 ............................       0.50%          0.50%
$3,000,000 - and over ..............................       None            None


     The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of Managed Municipal Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases and Exchanges" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisors, the Fund's administrator, or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your shares by February 28, 2005 and provide documentation of your redemption or sale.


PURCHASES BY EXCHANGE

     You may exchange ISI shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of Managed Municipal Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., for an equal dollar amount of Shares without payment of the sales charges described above or any other charge up to four times per calendar year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION PLAN

     The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. The Fund pays an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current tax laws, which may change.

     The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your Shares. Each sale, exchange or redemption of the Shares is generally a taxable event. For tax purposes, an exchange of Fund Shares for shares of a different ISI fund is the same as a sale.

     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR


     ISI is the Fund's investment advisor. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies that, together with the Fund, had approximately $657 million in net assets as of December 31, 2003. LA Capital is the Fund's investment sub-advisor. LA Capital began operations in March 29, 2002 after spinning-off from Wilshire Associates, Inc. ("Wilshire"), the Fund's former sub-advisor. LA Capital is a registered investment advisor with approximately $2.7 billion of assets under management as of December 31, 2003.

     The Advisor has contractually agreed to waive or reduce its annual fee and reimburse expenses if necessary, so that the Fund's total annual operating expenses do not exceed 1.30% of average daily net assets. This agreement will continue until at least February 28, 2005 and may be extended.

     As compensation for its services for the fiscal period ended October 31, 2003, ISI received from the Fund a fee equal to 0.40% of the Fund's average daily net assets. The Advisor waived all of these fees. ISI compensates LA Capital out of its advisory fee or from its own resources.

PORTFOLIO MANAGERS

     The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI, and Thomas D. Stevens and David R. Borger of LA Capital.


     Mr. Hyman, Chairman of the Fund since its inception and Chairman of ISI since 1991, is responsible for developing the forecasts and economic analyses on which the allocation strategy and the selection of investments in the Fund's portfolio of U.S. Treasury securities are based (see the section entitled "Investment Program"). Before joining ISI in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 24 years.


     Mr. Medaugh, President of the Fund since its inception and President of ISI since 1991, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund's portfolio of U.S. Treasury securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

     Mr. Stevens and Mr. Borger have shared responsibility for managing the Fund's portfolio of common stocks since the Fund's inception.

     Mr. Stevens, a Vice President of the Fund, is Chief Executive Officer and President of LA Capital. Prior to joining LA Capital, Mr. Stevens was Senior Vice President and Principal of Wilshire, and Chief Investment Officer of Wilshire Asset Management ("WAM"). Mr. Stevens joined Wilshire and WAM in 1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

     Mr. Borger is the Director of Research at LA Capital. Prior to joining LA Capital, Mr. Borger was Vice President and Principal of Wilshire and Director of Research at WAM. Before joining WAM, he was Vice President and Chief of Quantitative Investment Methods at the National Bank of Detroit, where he managed an equity index fund.

OTHER SERVICE PROVIDERS


     Forum Administrative Services, LLC provides administration services to the Fund. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent, and Forum Accounting Services, LLC is the Fund's fund accountant.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended May 31, 2002, the period ended October 31, 2002 and the fiscal year ended October 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2003 Annual Report, which is available upon request. For the other periods, the Fund's financial highlights were audited by other auditors.



                                                   FOR THE        JUNE 1,
                                                     YEAR           2002
                                                    ENDED         THROUGH               FOR THE YEARS ENDED MAY 31,
                                                   OCTOBER        OCTOBER               ---------------------------
                                                   31, 2003       31, 2002(1)   2002         2001         2000         1999
                                                   --------       --------      ----         ----         ----         ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.............  $  9.08       $ 10.23      $ 10.89      $ 12.15       $ 11.91     $ 11.00
                                                     -----        ------      -------      -------       -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................     0.08          0.05         0.12         0.25         0.26         0.21
Net realized and unrealized gain (loss)
    on investments...............................     1.42         (1.14)       (0.66)       (0.62)        0.46         1.10
                                                     ------        ------       ------       ------       ------       ------
Total from investment operations.................     1.50         (1.09)       (0.54)       (0.37)        0.72         1.31
                                                     ------        ------       ------       ------       ------       ------

LESS DISTRIBUTIONS:

Net investment income and short-term capital gains   (0.08)        (0.06)       (0.12)       (0.27)       (0.24)       (0.21)
Net realized long-term capital gains.............      --           --           --          (0.62)       (0.24)       (0.19)
                                                     ------        ------       ------       ------       ------       ------
Total distributions..............................    (0.08)        (0.06)       (0.12)       (0.89)       (0.48)       (0.40)
                                                     ------        ------       ------       ------       ------       ------
Net asset value, end of period...................  $ 10.50       $  9.08      $ 10.23      $ 10.89       $ 12.15     $ 11.91
                                                     ======        ======       ======       ======       ======      ======
TOTAL RETURN(2)..................................    16.47%   (10.65)%(3)    (4.93)%      (3.32)%        6.09%       12.15%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (000s).................  $30,262      $19,924      $24,398      $27,051       $36,544     $35,734
Ratios to average daily net assets:
    Net investment income........................   0.77%       1.18%(4)      1.14%        2.09%         2.10%       1.81%
    Expenses after waivers and/or reimbursements.   1.30%       1.30%(4)      1.19%        1.00%         1.00%       1.00%
    Expenses before waivers and/or reimbursements   1.79%       1.99%(4)      1.42%        1.38%         1.31%       1.68%
Portfolio turnover rate..........................     60%         12%(3)        72%          57%           59%         32%


--------------------------
(1) The Fund  changed  its fiscal  year end from May 31 to October 31.
(2) Total Return excludes the impact of sales charges.
(3) Not Annualized.

(4) Annualized.

                            ISI STRATEGY FUND SHARES
                             NEW ACCOUNT APPLICATION
-----------------------------------------------
IMPORTANT  INFORMATION FOR OPENING YOUR ACCOUNT
-----------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.
By signing and submitting this application, you give the ISI Strategy Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.
If you do not provide the information, we may not be able to open your account. If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.
--------------------------------------------------------------------------------

Make check payable to "ISI Strategy Fund Shares"  and mail with this Application to:


            ISI MUTUAL FUNDS          OR FOR OVERNIGHT DELIVERY TO:   ISI MUTUAL FUNDS
            P.O. BOX 446                                              2 PORTLAND SQUARE
            ATTN: TRANSFER AGENT                                      ATTN: TRANSFER AGENT
            PORTLAND, MAINE 04112                                     PORTLAND, MAINE 04101

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.  TO OPEN AN IRA ACCOUNT, CALL ISI AT (800)
955-7175 TO REQUEST AN ACCOUNT APPLICATION.

 YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                        -----------------------------------------
                                                                 Existing Account No., if any
---------------------------------------------                    -----------------------------------------
  INDIVIDUAL OR JOINT TENANT                                     GIFTS TO MINORS
---------------------------------------------                    -----------------------------------------


---------------------------------------------                    -----------------------------------------
 First Name        Initial         Last Name                     Custodian's Name (only one allowed by law)

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Custodian's Date of Birth

---------------------------------------------                    -----------------------------------------
 *Joint Tenant      Initial         Last Name                    Social Security Number of Custodian

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Minor's Name (only one)


---------------------------------------------                    -----------------------------------------
  CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                       Social Security Number of Minor
---------------------------------------------
                                                                 -----------------------------------------
                                                                 Minor's Date of Birth (Mo./Day/Yr.)
---------------------------------------------                    under the _______________ Uniform Gifts to Minors Act
*Name of Corporation-if a publicly-traded corporation,                   State of Residence
also provide symbol. (Certified articles of incorporation,
a government-issued business license or other document that
reflects the existence of the entity must be attached.
Enclose a corporate resolution which identifies individuals
authorized to conduct transactions on this account.)

---------------------------------------------
*Name of Partnership                                             ------------------------------------------
(a copy of the Partnership Agreement must be attached or         MAILING/RESIDENCY ADDRESS
certificate from government authority stating the identity       ------------------------------------------
and existence of the partnership.)

---------------------------------------------                    ------------------------------------------
*Name of Trust-Including corporate pension plans                 Number and Street (Required)
(PLease include first and signature pages of the Trust
Agreement)                                                       ------------------------------------------
                                                                 Mailing Address, If Different
---------------------------------------------
 Tax ID Number      Date of Trust Instrument                    ------------------------------------------
                                                                 City                    State        Zip
---------------------------------------------
 Name of Trustees or Authorized Trader                           ------------------------------------------
                                                                 Daytime Phone
---------------------------------------------
 Social Security Number            Birth Date                    Resident aliens must have a U.S. Tax Identification
                                                                 Number and domestic address.
*Attach a separate list for additional investors,
trustees, authorized traders, and general partners of a          For non-resident aliens, a copy of an un-expired
partnership, including full name, social security number,        government-issued photo ID must be included with the
home street address, and date of birth.                          application.

                                                                 DOCUMENTS PROVIDED IN CONNECTION WITH YOUR
                                                                 APPLICATION WILL BE USED SOLELY TO VERIFY YOUR
                                                                 IDENTITY.  THE FUND WILL HAVE NO OBLIGATION TO
                                                                 ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.
                                      A-1


LETTER OF INTENT (OPTIONAL)

[ ] I intend to invest at least the amount  indicated  below in ISI Strategy Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

 ____$50,000   ____$100,000   ____$250,000    ____$500,000    ____$1,000,000   ____$2,000,000    ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

        Fund Name                            Account No.               Owner's Name                 Relationship
        ---------                            ----------                ------------                 ------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

DISTRIBUTION OPTIONS

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions  will be reinvested.

INCOME DIVIDENDS
[ ]Reinvested in additional shares           [ ]Paid in Cash

CAPITAL GAINS
[ ]Reinvested in additional shares           [ ]Paid in Cash

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ]Beginning the month of ________________, 20________, please send me checks on a  monthly or quarterly basis, as indicated  below, in the amount of $____________________, from shares that I own, payable to the account registration address as shown above.
(Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):        [ ] Monthly          [ ] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS)  UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [ ]Telephone  redemption  privileges    ]  Telephone  exchange  privileges

Redemptions effected  by  telephone  will be mailed to the  address of record.  If you would prefer redemptions mailed to a pre-designated  bank account,  please provide the following information:

      Bank: ___________________________________              Bank Account No.: ______________________________

   Address: ___________________________________             Bank Account Name: ______________________________

            ___________________________________                                ___________________________________

The  Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank  drafts),  starter checks, credit card convenience checks, or certain third party checks.

SIGNATURE AND TAXPAYER CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
  I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Strategy Fund ("the Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the  undersigned is (are)
  duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.
  Under the penalties of perjury, I certify:
  |_|That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)).
       AND
       |_|  That the number shown on this form is my correct social security/taxpayer identification number.
       OR
       |_| That I have not provided a social security/taxpayer  identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
       AND
       |_| That I have not been notified by the Internal Revenue Service ( IRS ) that I am subject to backup withholding.
       OR
       |_| That I have been notified by the IRS that I am subject to backup withholding.
  |_|Non-U.S. Citizen Taxpayer:
     Indicated country of residence for tax purposes:  _____________________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

I  acknowledge  that  I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.  The IRS does not require your consent to any provision  of  this document other than the certifications required to avoid backup withholding.

BY MY SIGNATURE BELOW, I CERTIFY, ONMY OWN BEHALF OR ON THE BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

        (1)  THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY
             UNLAWFUL ACTIVITY;

        AND

        (2)  THE INFORMATION PROVIDED BY THE INVESTOR ION THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH
             ARE GENUINE.

-----------------------------------------------------------------------------------------------------------------------------------


_____________________________________________             _____________________________________________________________
 *Signature                            Date                 Signature (if joint account, both must sign)      Date

*If your legal name has changed in the past 12 months, please provide former name:______________________________________




------------------------------------------------------------------------------------------------------------------------------------
FOR DEALER USE ONLY
Dealer's Name:     _______________________________          Dealer Code: ________________________________

Dealer's Address:  _______________________________          Branch Code: ________________________________

                   _______________________________          Rep. No.:    ________________________________

Representative:    _______________________________

                            ISI STRATEGY FUND SHARES


                               INVESTMENT ADVISOR
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   SUB-ADVISOR
            LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
                       1150 Santa Monica Blvd., Suite 200
                              Los Angeles, CA 90025

       ADMINISTRATOR                                 DISTRIBUTOR
   FORUM ADMINISTRATIVE                        INTERNATIONAL STRATEGY &
       SERVICES, LLC                            INVESTMENT GROUP INC.
   Two Portland Square                     535 Madison Avenue, 30th Floor
    Portland, ME 04101                            New York, NY 10022

                                                   (800) 955-7175


       TRANSFER AGENT                             INDEPENDENT AUDITORS
FORUM SHAREHOLDER SERVICES, LLC                     ERNST & YOUNG LLP
    Two Portland Square                          Two Commerce Square
     Portland, ME 04101                          Philadelphia, PA 19103

      (800) 882-8585


         CUSTODIAN                                   FUND COUNSEL
 THE NORTHERN TRUST COMPANY                     KRAMER LEVIN NAFTALIS &
   50 South LaSalle Street                            FRANKEL LLP
     Chicago, IL 60675                             919 Third Avenue
                                                  New York, NY 10022

                                       ISI
                                  STRATEGY FUND
                                     SHARES

     You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


     In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


     For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your securities dealer or servicing agent.


                    Investment Company Act File No. 811-8291


[BANNER:   ISI
              INTERNATIONAL STRATEGY & INVESTMENT]



                                      ISI
                                 STRATEGY FUND
                                     SHARES




                   An open-end mutual fund seeking to maximize
                 total return through a combination of long-term
                growth of capital and current income by actively
                 allocating investments between common stocks of
                   U.S. issuers and U.S. Treasury Securities.




                                  March 1, 2004






                                                                PROSPECTUS

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION





                             ISI STRATEGY FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

--------------------------------------------------------------------------------




THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD
    BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH HAS BEEN
    FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING
 OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON AVENUE,
             30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.





            Statement of Additional Information Dated: March 1, 2004
                 Relating to the Prospectus dated March 1, 2004


                                       for

                            ISI Strategy Fund Shares

                                TABLE OF CONTENTS
                                -----------------



                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY.............................................   1
INVESTMENT OBJECTIVES AND POLICIES..........................................   1
INVESTMENT RESTRICTIONS.....................................................   7
VALUATION OF SHARES AND REDEMPTIONS.........................................   8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS........................   9
MANAGEMENT OF THE FUND......................................................  12
INVESTMENT ADVISORY AND OTHER SERVICES......................................  17
ADMINISTRATION..............................................................  19
DISTRIBUTION OF FUND SHARES.................................................  20
BROKERAGE...................................................................  24
CAPITAL SHARES..............................................................  26
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS......................................  27
PROXY VOTING POLICIES AND PROCEDURES........................................  27
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...........................  27
INDEPENDENT AUDITORS........................................................  28
LEGAL MATTERS...............................................................  29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  29
FINANCIAL STATEMENTS........................................................  30
APPENDIX A.................................................................. A-1

GENERAL INFORMATION AND HISTORY

     ISI Strategy Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund has one class of shares: ISI Strategy Fund Shares (the " Shares").

     The Fund's Prospectus contains important information concerning the class of shares offered by the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175 or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information for the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on September 16, 1997.


INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks of U.S. issuers and U.S. Treasury Securities. The Fund may make other investments, including securities index futures contracts and Standard & Poor's Depositary Receipts ("SPDRs").

     The allocation of the Fund's assets will be reviewed periodically in light of the forecasts of the Fund's investment advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor") and may be changed when ISI determines it appropriate. The Fund's assets will be rebalanced on a quarterly basis if, at that time, the market value of the equity portion of the portfolio is below 40% or above 80% of the Fund's total assets.


     Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or the "Sub-Advisor") will manage the equity portion of the Fund's Portfolio. LA Capital focuses on building and maintaining portfolios based on the Wilshire 5000 Index ("Wilshire 5000" or "Index") and other custom-structured U.S. equity applications, and, as of December 31, 2003, had approximately $2.7 billion under management in twenty-seven equity portfolios. In managing the common stocks of U.S. issuers in the Fund's portfolio, LA Capital will attempt to capture the return of the broad U.S. equity market. Ultimately, LA Capital seeks to have the performance of the Fund's equity portfolio approximately resemble that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Nearly 7,000 medium- and small-capitalization stocks are included in the Index. In constructing the Fund's portfolio, LA Capital will utilize stock selection techniques that are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks that are viewed to have positive performance attributes and under-weighting stocks that are viewed to have a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. LA Capital may use securities index futures contracts and SPDRs to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500 Index ("S&P 500") and the Russell 2000 Index as well as S&P 500 SPDRs and S&P MidCap 400 Index SPDRs for market exposure.


     ISI will manage the U.S. Treasury Securities (as defined below) in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by Edward S. Hyman, Chairman of the Fund and the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

     The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

     Except as specifically identified in the section entitled "Investment Restrictions" in this SAI, the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

COMMON STOCKS

     The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

U.S. TREASURY SECURITIES

     The Fund will invest in U.S. Treasury Securities, which are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

STANDARD & POOR'S DEPOSITARY RECEIPTS

     The Fund may invest in SPDRs, which are shares of common stock in a unit investment trust ("UIT") traded on the American Stock Exchange. SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of a specified S&P index. The performance of a SPDR is intended to track the performance of the component stocks of the relevant S&P index. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the volatility and relative weightings of such S&P index. The Fund's investment in SPDRs will be subject to limitations on investment in other investment companies (see the section entitled "Investment Restrictions"). An investment in SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the SPDR. In particular, the price at which the underlying SPDR securities may be sold and the value of the SPDR may be adversely affected if the secondary trading markets for the SPDRs are limited or absent. Additionally, the basket of common stocks underlying the SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the SPDR may also be unable to fully replicate the performance of the specified S&P index due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

REPURCHASE AGREEMENTS

     The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and the Sub-Advisor (collectively, the "Advisors"). The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

     The Fund may purchase U.S. Treasury Securities, at their current market value, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date, therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

FUTURES CONTRACTS

     The Fund may enter into in securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and hedge the portfolio's investments. A securities index futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts ("Futures Contracts") will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission ("CFTC") Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

     Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant ("FCM") (i.e. futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     In connection with transactions in Futures Contracts, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open futures contracts entered into for other than "bona fide hedging" would exceed 5% of the value of the Fund's total assets.

     Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

     To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

     Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on Futures Contracts depend on the Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

     Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into futures contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading futures contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

     Various additional risks exist with respect to the trading of futures. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Advisor may still not result in a successful transaction.

OTHER INVESTMENTS

     For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government.

INVESTMENT RESTRICTIONS


     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. government, its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4.   Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);


6. Act as an underwriter of securities within the meaning of the federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;


7.   Issue senior securities; or

8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies;

The following investment restrictions may be changed by a vote of the majority of the Board of Directors of the Fund (the "Board"). The Fund will not:

1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2.   Invest more than 15% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS


VALUATION OF SHARES


     The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.


REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

     The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as, administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

     The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

     In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment company taxable income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

     Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

     If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

     If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

     Mutual fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of the FUnd's dividend distribution may be a "qualified dividend". If a shareholder meets the required holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

     The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and the percentage of qualified dividends.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

     The sale, exchange or redemption of a Share is a taxable event to you. Generally, gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within the period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

     If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

     In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, a portion of any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX


     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.


STATE AND LOCAL TAXES

     Rules of the state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND


     The overall business affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, administrator, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisors or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisors, the Distributor and the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Advisors, the Distributor or the Fund's administrator.


DIRECTORS AND OFFICERS

     The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.


                                                                                       NUMBER OF
                                                                                       FUNDS IN FUND
NAME, DATE OF                                                                          COMPLEX
BIRTH AND                             LENGTH                                           OVERSEEN BY
ADDRESS           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)               DIRECTOR        OTHER DIRECTORSHIPS
                  WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS                            HELD BY DIRECTOR

------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------

Joseph R.         Director;           since      Private Equity Investor (1997 to           4         Director, Corvis
Hardiman          Chairman,             1998     present).                                            Corporation, (optical
5/27/37           Compensation                                                                        networks); The Nevis

                  Committee;                                                                          Fund (registered
                  Member, Audit and                                                                   investment company),
                  Compliance                                                                          Brown Investment
                  Committee, and                                                                      Advisory & Trust
                  Nominating                                                                          Company; and 65 funds
                  Committee                                                                           in the Scudder family
                                                                                                      of funds (registered
                                                                                                      investment companies)
------------------------------------------------------------------------------------------------------------------------------

W. Murray         Director;           since      Principal, CM Coastal Development,         4                  None
Jacques           Chairman,             2002     LLC (real estate development)
03/28/36          Nominating                     (2002 to present);  President, WMJ
                  Committee;                     Consulting, LLC (real estate
                  Member, Audit and              investment management company)
                  Compliance                     (1999 to present); Chairman, Saint
                  Committee, and                 David's School (2002 to present).
                  Compensation                   Formerly, Chairman and Chief
                  Committee                      Executive Officer, VIB Management,
                                                 Inc. (asset management company)
                                                 (1994 to 1999).

------------------------------------------------------------------------------------------------------------------------------

Louis E. Levy     Director;           since      Director, Household International          4         Director, 48 funds in
11/16/32          Chairman, Audit       1997     (banking and finance) (1992 to                       the Scudder family of
                  and Compliance                 present).                                            funds (registered
                  Committee;                                                                          investment companies)

                  Member,
                  Nominating
                  Committee, and
                  Compensation
                  Committee
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------

Edward S. Hyman   Director              since    Chairman of the Advisor (1991 to           4                  None
4/8/45(1)                               1997     present); Chairman and President
                                                 of the Distributor (1991 to
                                                 present).

------------------------------------------------------------------------------------------------------------------------------

--------------------
1    Considered to be an intersted  person,  as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

                                       13

------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------

R. Alan Medaugh   President           since      President of the Advisor (1991 to present); and Director of the Distributor
8/20/43                                 1997     (1991 to present) .

------------------------------------------------------------------------------------------------------------------------------
Nancy Lazar,      Vice President      since      Executive Vice President, Assistant Treasurer, and Secretary  of the
(8/1/57)                                1997     Advisor; and Executive Vice President, Assistant Treasurer and Secretary of
------------------------------------------------------------------------------------------------------------------------------

Carrie L. Butler  Vice President      since      Managing Director of the Advisor (2000 to present).  Formerly, Vice
5/1/67                                  1997     President of the Advisor (1991 to 2000).

------------------------------------------------------------------------------------------------------------------------------

Edward J.         Vice President      since      President, EJV Financial Services, LLC  (investment company consulting)
Veilleux                                1997     (2002 to present); Vice President, Swiss Helvetia Fund, Inc. (registered
8/26/43                                          investment company) (1987 to present).  Formerly, Trustee, Devcap Trust
5 Brook Farm                                     (registered investment company) (2000 to 2003); Director, Deutsche Asset
Court Hunt                                       Management  (formerly B.T. Alex Brown, Inc.)  (1965 to 2002); Executive
Valley, MD                                       Vice President, Investment Company Capital Corp. (1987 to 2002).

21030
------------------------------------------------------------------------------------------------------------------------------

Stephen V.        Vice President      since      Executive Managing Director and Chief Financial Officer of the Advisor
Killorin                                2002     (2000 to present); Executive Managing Director and Chief Financial Officer
6/27/53                                          of the Distributor (2000 to present).  Formerly, Controller, Sanford C. Bernstein &
                                                 Co., Inc.(registered investment advisor and broker-dealer) (1999 to 2000); Managing
                                                 Director, Deutsche Bank (1994 to 1999).

------------------------------------------------------------------------------------------------------------------------------

Thomas D.         Vice President      since      Chief Executive Officer and President, LA Capital (2002 to present).
Stevens                                 1997     Formerly, Senior Vice President and Principal, Wilshire Associates, Inc.
5/27/49                                          (registered investment advisor) (1980 to 2002); Chief Investment Officer,
1150 Santa                                       Wilshire Asset Management (registered investment advisor) (1980 to 1999)

Monica Blvd;
Suite 200, Los
Angles, CA 90025
------------------------------------------------------------------------------------------------------------------------------

Stacey E. Hong    Treasurer           since      Director of Fund Accounting, Citigroup Global Transaction Services, Fund
5/10/66                                 2002     Services (2003 to present).  Formerly, Director,  Forum Accounting
2 Portland                                       Services, LLC (fund accountant) (1992 to 2003).

Square,

Portland, ME                                     Officer of various registered investment companies for which Forum
04101                                            Administrative Services, LLC or its affiliates serve as fund accountant, administrator and/or transfer agent.

------------------------------------------------------------------------------------------------------------------------------

Thomas G.         Secretary           since      Director of Business Development, Citigroup Global Transaction Services,
Sheehan                                 2002     Fund Services (2003 to present).  Formerly, Director of Business
7/15/54                                          Development, Forum Financial Group (2001 to 2003); Managing Director and
2 Portland                                       Counsel, Forum Financial Group (1993 to 2001).
Square
Portland, ME                                     Officer of various registered investment companies for which Forum
04101                                            Administrative Services, LLC or its affiliates serve as fund accountant, administrator and/or transfer agent.

------------------------------------------------------------------------------------------------------------------------------

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.

DIRECTOR OWNERSHIP IN THE FUND(S)

-------------------------------------------------------------------------------------------------------------

                                DOLLAR RANGE OF BENEFICIAL    AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                                OWNERSHIP IN THE FUND(1)      OCTOBER 31, 2003 IN ALL FUNDS OVERSEEN BY

DIRECTOR                                                      DIRECTOR IN THE FUND COMPLEX(2)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman              $10,001-$50,000               $10,001-$50,000

-------------------------------------------------------------------------------------------------------------

W. Murray Jacques               $10,001-$50,000               $10,001-$50,000

-------------------------------------------------------------------------------------------------------------

Louis E. Levy                   $10,001-$50,000               $10,001-$50,000

-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------

Edward S. Hyman                 Over $100,000                 Over $100,000

-------------------------------------------------------------------------------------------------------------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

2.   The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES


     As reported to the Fund, as of December 31, 2003 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisors, the Distributors, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisors or the Distributor.


COMPENSATION OF DIRECTORS AND OFFICERS

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

     The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund, and the Fund Complex, respectively.


                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL COMPENSATION FROM THE FUND AND
                                         AGGREGATE COMPENSATION FROM THE FUND   FUND COMPLEX PAYABLE TO DIRECTORS
DIRECTOR                                 PAYABLE TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Edward S. Hyman*                                          $0                    $0
----------------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman                                       $406                   $12,500 for service on 4

                                                                                Boards in the Fund Complex
----------------------------------------------------------------------------------------------------------------------

W. Murray Jacques                                        $406                   $12,500 for service on 4
                                                                                Boards in the Fund Complex

----------------------------------------------------------------------------------------------------------------------

Louis E. Levy                                            $406                   $12,500 for service on 4

                                                                                Boards in the Fund Complex
----------------------------------------------------------------------------------------------------------------------

---------------------

     *    A Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS


     The Board met four times during the fiscal year ended October 31, 2003 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

     The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2003, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

     The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2003.

     The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2003, the Committee met once.

CODE OF ETHICS

     The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to engage in personal trading provided that the access persons comply with the Code's provisions and reporting requirements. In addition, interested access persons are subject to the provisions of the Advisor's or Distributor's Codes of Ethics provided that each Code meets the requirements of Rule 17j-1 and has been approved by the Board.

     The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

     The Sub-Advisor has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for pre-clearance of personal trades and imposes trading "blackout periods", subject to certain exceptions. The Code prohibits personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

     The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

     The Board, including a majority of the Independent Directors, has approved an Investment Advisory Agreement between the Fund and ISI and a Sub-Advisory Agreement among the Fund, ISI and LA Capital. Both of these Agreements are described in greater detail below.


     ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $657 million of net assets as of December 31, 2003.

     LA Capital, a California corporation, is a registered investment advisor with assets under management as of December 31, 2003, of approximately $2.7 billion across twenty-seven equity portfolios.

     Under the Investment Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio
(3) provides the Board with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and (5) takes on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated these responsibilities to LA Capital relating to the equity portion of the Fund's portfolio, provided that ISI continues to supervise the performance of LA Capital and report thereon to the Fund's Board. Any investment program undertaken by ISI or LA Capital will at all times be subject to the policies and control of the Fund's Board. Neither ISI nor LA Capital shall be liable to the Fund or its shareholders for any act or omission by ISI or LA Capital or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and LA Capital to the Fund are not exclusive and both ISI and LA Capital are free to render similar services to others.


     As compensation for these services, ISI is entitled to receive an annual fee from the Fund calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's daily net asset value. As compensation for its services, LA Capital is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets. ISI has contractually agreed to waive its annual fee and reimburse expenses to the extent necessary, so that the Fund's total operating expenses do not exceed 1.30% of its average daily net assets.


     Advisory fees paid by the Fund to ISI under the Investment Advisory Agreement for the fiscal year ended October 31, 2003, the period June 1, 2002 through October 31, 2002 and the fiscal years ended May 31, 2002 and May 31, 2001 were as follows:

      FISCAL YEAR ENDED             PERIOD JUNE 1, 2002
      FISCAL YEAR ENDED                  THROUGH                FISCAL YEARS ENDED MAY 31,
      OCTOBER 31, 20031              OCTOBER 31, 20022            20023            20014
      -----------------              -----------------            ----             ----
              -                               -                  $44,924          $6,731

   ------------------------

     1    Net of fee waivers of $91,174
     2    Net of fee waivers of $35,096
     3    Net of fee waivers of $59,554
     4    Net of fee waivers of $121,962



     Each of the Investment Advisory and the Sub-Advisory Agreements had an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such independent directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the section entitled "Capital Shares"). The Fund or ISI may terminate the Investment Advisory Agreement on 60 days written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

     The Investment Advisory Agreement was most recently approved by the Board on September 17, 2003. In approving the continuation of the Fund's investment advisory agreement, the Board, including the Independent Directors, noted that ISI provided investment advisory services to three other funds in the Fund Complex, Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. The Board reviewed ISI's compensation and expenses for providing advisory services to the Fund, and the resulting profitability to ISI, and analyzed comparative information on advisory fees and overall expense ratios of similar mutual funds. The Board noted that the overall expense ratio for the Fund was lower than the average expense ratio for funds in its peer group after taking into account fee waivers and expense reimbursements by ISI. The Board also considered that ISI had agreed to waive it fees or reimburse expenses of the Fund so that the Fund's expense ratio would not exceed 1.30%. The Board also reviewed the Fund's performance when compared to comparable funds in two different peer groups over the prior one-, three- and five-year periods. The Board noted that the Fund's performance was about average or well above average, depending on the peer group. After requesting and reviewing such other information as it deemed necessary, the Board, including a majority of Independent Directors, concluded that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

     The Sub-Advisory Agreement was most recently approved by the Board on September 17, 2003. In approving the continuation of the Fund's investment sub-advisory agreement, the Board, including the Independent Directors, noted information provided by LA Capital about its capitalization and financial resources and concluded that LA Capital was financially able to support the services contemplated under the Sub-Advisory Agreement. After requesting and reviewing such other information as it deemed necessary, the Board, including a majority of Independent Directors, concluded that the continuance of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


ADMINISTRATION


     Forum Administrative Services, LLC ("FAdS") is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

     For its services, FAdS receives an annual fee from the Fund equal to 0.05% of the total average daily net assets of the funds in the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the funds in the Fund Complex in excess of $750 million. These fees are allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS receives a minimum fee of $3,000 per month from the Fund. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid to FAdS by the Fund for the last fiscal year, the period June 1, 2002 to October 31, 2002 and May 27, 2002 to May 31, 2002 were as follows:


     FISCAL YEAR ENDED          PERIOD JUNE 1, 2002 TO          PERIOD MAY 27, 2002 TO
     OCTOBER 31, 2003              OCTOBER 31, 2002                  MAY 31, 2002
     ----------------              ----------------                  ------------
          $36,118                       $15,000                          $528




     FAdS' agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.


     Administration fees paid by the Fund to ICCC for the period June 1, 2001 to May 26, 2002 and the previous fiscal year were as follows:

                    PERIOD JUNE 1, 2001
                            TO                       FISCAL YEAR ENDED MAY 31,
                       MAY 26, 2002                             2001
                       ------------                             ----
                         $23,277                              $31,138


DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN

     International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement effective September 12, 1997 (the "Distribution Agreement"). ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.


     The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by

Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.


     ISI Group has not  undertaken  to sell any specific  number of Shares.  The
Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 17, 2003.


     ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

     As compensation for providing distribution and related administrative services for the Shares as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the Fund's average daily net assets. ISI Group expects to allocate on a proportional basis up to all of its fees to Participating Dealers and Shareholder Servicing Agents.


     As compensation for providing distribution and shareholder services to the Fund, the Distributor was paid the following amounts:



                                     PERIOD JUNE 1, 2002         FISCAL YEARS ENDED
       FISCAL YEAR ENDED                   THROUGH                        MAY 31,
       OCTOBER 31, 2003               OCTOBER 31, 2002            2002             2001
       ----------------               ----------------            ----             ----
           $56,984                        $21,935                $65,299          $80,433

     Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 17, 2003.


     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the Fund's shareholders. The Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

     During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


     Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of the Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

     For the fiscal year ended October 31, 2003, the period June 1, 2002 through October 31, 2002 and for the prior two full fiscal years of the Fund, the Distributor received the following commissions and from such commissions, the Distributor retained the following amounts:


                                             Received              Retained

Year Ended October 31, 2003                  $87,266                $8,113
Period Ended October 31, 2002                $11,000                $1,000
Year Ended May 31, 2002                      $45,000                  $0
Year Ended May 31, 2001                       $5,596                  $0




RECEIPT AND RETENTION OF COMMISSIONS

     The following table shows the aggregate brokerage commissions with respect to the Fund for the fiscal year ended October 31, 2003, the period ended October 31, 2002 and for the prior two full fiscal years. During the periods below, the Fund paid no brokerage commissions to its affiliates.



                                       TOTAL BROKERAGE
                                         COMMISSIONS ($)

Year Ended October 31, 2003                  $39,143
Period Ended October 31, 2002                   $14,117
Year Ended May 31, 2002                      $20,000
Year Ended May 31, 2001                      $25,000



EXPENSES BORNE BY THE FUND

     Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and

Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisors, the Distributor or the Fund's administrator.

     The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


BROKERAGE

     ISI and LA Capital, subject to the supervision of ISI, are each responsible for decisions to buy and sell securities for a portion of the Fund's portfolio, for broker-dealer selection and for negotiation of commission rates.

     Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. The Advisors may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, ISI Group.

     In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.

     The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund.

     No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. In over-the-counter transactions, the Advisors will not pay any commission or other remuneration for research services. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. However, LA Capital has no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

     Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisors to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group. The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

     The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year, the type(s) of security and the aggregate value of the Fund's holdings of those securities as of the end of the Fund's most recent fiscal year.



REGULAR BROKER DEALER                              TYPE OF SECURITY                        VALUE HELD
Merrill Lynch & Co., Inc.                             Common Stock                           $60,384
JP Morgan & Chase Co.                      Repurchase Agreement ($4,243,000)
                                                 Common Stock ($89,032)                     $4,332,032



CAPITAL SHARES

     Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

     The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

     As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


PROXY VOTING POLICIES AND PROCEDURES

     A copy of the Fund's proxy voting procedures adopted on behalf of the Fund are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 will be available beginning June 30, 2004.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

     For its services, Northern Trust receives a fee that is structured in three components. It receives a base fee of $2,500, an asset based fee of 0.0035% of the market value of the Fund's assets held in custody, and a fee for each Fund transaction which varies from $4 to $10, depending upon the type of transaction.

     Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

     For its services, the Fund pays the Transfer Agent a base fee of $1,000 per month for each share class of the Fund plus certain shareholder account and Internet related fees. Such fees are paid monthly for services performed during the prior calendar month.

     The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

     For its services, the Fund pays FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees are paid monthly for services performed during the prior calendar month.


     As compensation for providing accounting services for the fiscal year ended October 31, 2003, FAcS received fees of $50,600. For the periods June 1, 2002 through October 31, 2002 and May 27, 2002 through May 31, 2002, FAcS received fees of $21,180 and $555, respectively.


     FAcS' agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

AVERAGE DAILY NET ASSETS                INCREMENTAL FEE
------------------------                ---------------
0 - $10,000,000                         $13,000 (fixed fee)
$10,000,000 - $20,000,000               0.100%
$20,000,000 - $30,000,000               0.080%
$30,000,000 - $40,000,000               0.060%
$40,000,000 - $50,000,000               0.050%
$50,000,000 - $60,000,000               0.040%
$60,000,000 - $70,000,000               0.030%
$70,000,000 - $100,000,000              0.020%
$100,000,000 - $500,000,000             0.015%
$500,000,000 - $1,000,000,000           0.005%
over $1,000,000,000                     0.001%

     In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. For such services for the fiscal year ended May 31, 2002 ICCC received a fee of $27,737.



INDEPENDENT AUDITORS

     The annual financial statements of the Fund are audited by the Fund's independent auditors. The independent auditors for the Fund are Ernst & Young LLP, located at Two Commerce Square, Philadelphia, PA 19103.

LEGAL MATTERS

     Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     To Fund management's knowledge, as of February 9, 2004, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares:


CONTROLLING PERSON INFORMATION

--------------------------------------------------------------------------------
                                                             PERCENTAGE OF
                    SHAREHOLDER*                             SHARES OWNED
--------------------------------------------------------------------------------

Edward S. Hyman Jr.                                              6.54%
c/o ISI Funds
535 Madison Avenue, 30th Floor

New York, NY 10022-8101
--------------------------------------------------------------------------------

Stifel Nicolaus & Co Inc.                                        5.17%
501 North Broadway
St. Louis, MO 63102

--------------------------------------------------------------------------------

--------------------
*    All shares were held of record.


     As of February 9, 2004, to Fund management's knowledge, Directors and officers as a group owned 10.29% of the Fund's total outstanding Shares.

TURNOVER RATE


     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

     The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:


        YEAR ENDED OCTOBER 31, 2003                                        60%

        PERIOD JUNE 1, 2002 TO OCTOBER 31, 2002                            12%
        YEAR ENDED MAY 31, 2002                                            72%
        YEAR ENDED MAY 31, 2001                                            57%


FINANCIAL STATEMENTS


     The financial statements for the Fund for the year ended October 31, 2003, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2003.

APPENDIX A

                             ISI STRATEGY FUND, INC.

                   POLICIES AND PROCEDURES FOR VOTING PROXIES


PURPOSE

Shareholders of ISI STRATEGY FUND, INC. (the "FUND") expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund's and its shareholders' investments.

This  document   describes  the  Policies  and  Procedures  for  Voting  Proxies
("POLICIES") received from issuers whose voting securities are held by the Fund.

RESPONSIBILITIES

1. ADVISOR. These Policies are to be implemented by Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and any successor to LA Capital as the investment Advisor that exercises discretion to vote the equity securities from time to time held by the Fund (the "ADVISOR"). To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund delegates to the Advisor the authority to act on behalf of the Fund to promote the Fund's investment objectives, subject to the provisions of these Policies regarding resolution of a conflict of interest with respect to the Advisor.

     The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Fund, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

     The Advisor shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a "PROXY VOTING SERVICE").

2. PROXY MANAGER. The Fund will appoint a proxy manager (the "PROXY MANAGER"), who shall be an officer of the Fund. The Proxy Manager shall oversee compliance by each Advisor and the Fund's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend, as appropriate, revisions to update these Policies to the Board.

SCOPE

These Policies summarize the Fund's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Advisor should vote the Fund's shares on each issue raised in a proxy statement. These policies and procedures are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.   GENERAL

     (i) USE OF PROXY VOTING SERVICE GUIDELINES. If (A) the Advisor has proprietary proxy voting guidelines that it uses for its clients or
          (B) the Advisor uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting and (C) such proxy voting guidelines have been approved as to form by the Board ("APPROVED GUIDELINES"), then the Advisor may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Approved Guidelines.

     (ii) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Approved Guidelines, the Advisor shall vote the Fund's proxies consistent with Sections 2 and 3 below.

2.   ROUTINE MATTERS

     Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

     (i) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

     (ii) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

     (iii)CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

3.   NON-ROUTINE MATTERS

     (i) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

     (ii) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

     (iii)ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

     (iv) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

     (v) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

4.   CONFLICTS OF INTEREST

     The Fund recognizes that under certain circumstances the Advisor may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Fund, the Advisor, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

     The Advisor should vote proxies relating to such issuers in accordance with the following procedures:

     (i) ROUTINE MATTERS CONSISTENT WITH POLICIES. The Advisor may vote proxies for routine matters as required by these Policies or as required by the Approved Guidelines (if any).

     (ii) IMMATERIAL CONFLICTS. The Advisor may vote proxies for non-routine matters consistent with these Policies or any Approved Guidelines if the Advisor determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

     (iii)MATERIAL CONFLICTS AND NON-ROUTINE MATTERS. If the Advisor believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies or the Approved Guidelines (if any), then --

     (1) If the Advisor uses a Proxy Voting Service, the proxy may be voted consistent with the recommendations of the Proxy Voting Service, PROVIDED that the Advisor believes that such a vote is consistent with the best interests of the Fund's shareholders.

     (2) If the Advisor does not use a Proxy Voting Service, then the Advisor shall contact the Proxy Manager for review and determination. In the event that the Proxy Manager determines that he/she has a conflict of interest, the Proxy Manager shall submit the matter for determination to a member of the Board of Directors of the Fund (the "Board") who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Proxy Manager or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

5.   ABSTENTION

The Fund may abstain from voting proxies in certain circumstances. The Advisor or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.


As adopted June 12, 2003

                                     PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(a)(2) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.


(b) By-Laws, as amended through December 18, 2002 (Exhibit incorporated by reference as filed as Exhibit (b) in Post Effective Amendment No. 7 via EDGAR on February 28, 2003, accession number 0001004402-03-000157).


(c) Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibit 1 (Articles of Incorporation, Articles of Amendment) and Exhibit 2 (By-Laws) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001534) on August 15, 1997.

(d)(1) Investment Advisory Agreement between Registrant and International Strategy & Investment Inc., incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(d)(2) Sub-Advisory Agreement among Registrant, International Strategy & Investment Inc. and LA Capital Incorporated dated March 29, 2002 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(d)(3) Expense limitation agreement dated October 1, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(3) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(e)(1) Distribution Agreement between Registrant and International Strategy & Investment Group Inc. with respect to the ISI Shares Class, incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(e)(2) Form of Distribution Agreement between Registrant and International Strategy & Investment Group Inc. with respect to the Institutional Shares Class, incorporated by reference to Exhibit 6(b) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(e)(3) Form of Agency Distribution Agreement between International Strategy & Investment Group Inc. and Participating Broker-Dealers, incorporated by reference to Exhibit 6(c) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(e)(4) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit 6(d) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(f)           None.

(g) Custodian Agreement dated August 11, 1997 between Registrant and The Northern Trust Company (Exhibit incorporated by reference as filed as Exhibit (g) in Post Effective Amendment No. 7 via EDGAR on February 28, 2003, accession number 0001004402-03-000157).


(h)(1) Administration Agreement between Registrant and Forum Administration Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(h)(2) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(h)(3) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(i)(1) Opinion of Counsel incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-001816) on September 30, 1999.

(i)(2)        Consent of Counsel (Exhibit filed herewith).

(j)(1)        Consent of Independent Auditors (Exhibit filed herewith).

(k)           None.

(l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(m)           Distribution   Plan  with   respect  to  the  ISI   Shares   Class
              incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(n)           Not Applicable.

(o) Rule 18f-3 Plan incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(p) LA Capital Incorporated Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(q)(1) ISI Funds Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (q)(1) in post-effective amendment No. 5 via EDGAR on September 27, 2001, accession number 0000950116-01-500872).

(q)(2) International Strategy & Investment, Inc. Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit
              (q)(1) in post-effective amendment No. 5 via EDGAR on September 27, 2001, accession number 0000950116-01-500872).

(q)(3) International Strategy & Investment Group, Inc. Consolidated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-31127), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

Other Exhibits:

(A) Powers of Attorney (Exhibit incorporated by reference as filed as Other Exhibit in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

ITEM 25. INDEMNIFICATION

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections  1,  2,  3  and  4  of  Article  VIII  of   Registrant's   Articles  of
Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

SECTION 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

SECTION 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

SECTION 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

SECTION 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

SECTION 1. INDEMNIFICATION. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland
General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

SECTION 2. ADVANCES. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

SECTION 3. PROCEDURE. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

SECTION 4. OTHER RIGHTS. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 5. MARYLAND LAW. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

During  the past two  fiscal  years:  Edward  S.  Hyman,  Jr.,  Chairman  of the
Investment Advisor, served as Chairman, and a President of International Strategy & Investment Group Inc., the distributor for the Fund's Total Return U.S. Treasury Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President, Assistant Treasurer and a Secretary of International Strategy & Investment Group, Inc.; and Stephen Killorin, Executive Managing Director and Chief Financial Officer of the Investment Advisor, served as Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group Inc.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Fund's securities also acts as principal underwriter, depositor or investment advisor.

International Strategy & Investment Group Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.) and ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.).

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in response to Item 20.

Name and Principal Business Address*             Position with Underwriter            Position with Registrant
............................................. ................................... ...................................
Edward S. Hyman                              Chairman, and President             Chairman and Director
............................................. ................................... ...................................
R. Alan Medaugh                              Director                            President
............................................. ................................... ...................................
Nancy Lazar                                  Executive Vice President,           Vice President
                                             Assistant Treasurer, Secretary
                                             and Director
............................................. ................................... ...................................
Steve Killorin                               Executive Managing Director         Vice President
                                             and Chief Financial Officer
............................................. ................................... ...................................
*535 Madison Avenue, 30th Floor New York, New York 10022

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

International Strategy & Investment Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, all affiliates of Forum Financial Group, LLC, Two Portland Square, Portland, ME 04101 ("Forum").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and FAcS each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 29. MANAGEMENT SERVICES

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.

See Exhibits (g) and (h).

ITEM 30. UNDERTAKINGS

In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3)[15U.S.C.80a-14(a)(3)].

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on February 29, 2004.


                                              ISI STRATEGY FUND, INC.

                                              By: */S/ EDWARD J. VEILLEUX
                                                   ----------------------
                                                      R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:


*/S/ EDWARD J. VEILLEUX             FEBRUARY 27, 2004
-----------------------             -----------------
Edward S. Hyman                     Date
Chairman and Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 27, 2004
-----------------------             -----------------
Joseph R. Hardiman                  Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 27, 2004
-----------------------             -----------------
Louis E. Levy                       Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 27, 2004
-----------------------             -----------------
W. Murray Jacques                   Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 27, 2004
-----------------------             -----------------
Carl W. Vogt, Esq.                  Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 27, 2004
-----------------------             -----------------
R. Alan Medaugh                     Date
President

/S/ STACEY E. HONG                  FEBRUARY 27, 2004
------------------                  -----------------
Stacey E. Hong                      Date
Treasurer


By: /S/ EDWARD J. VEILLEUX
    ----------------------
Edward J. Veilleux
Attorney-In-Fact*

* By Power of Attorney

RESOLVED, that Edward J. Veilleux, Stacey E. Hong, Thomas G. Sheehan and Dana A.
     Lukens are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND, INC. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Stacey E. Hong, Thomas G. Sheehan and Dana A.
     Lukens are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND INC. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

                                INDEX TO EXHIBITS


(i)(2) Consent of Counsel.

(h) Consent of Ernst & Young LLP.